[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.14E

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 1, 2020 (the “Amendment Effective Date”), by and among Solar Capital Ltd., a Maryland corporation, (“Solar”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), the lenders party hereto including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and Alimera Sciences, Inc., a Delaware corporation (“Borrower”).
W I T N E S S E T H:
WHEREAS, Borrower, Lenders, and Collateral Agent are parties to that certain Loan and Security Agreement, dated as of December 31, 2019 (as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”).
WHEREAS, Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement and Collateral Agent and the Lenders are willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders, and Collateral Agent hereby agree as follows:
1.DEFINITIONS; INTERPRETATION.
(a)    Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)    Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
1.    AMENDMENTS TO LOAN AND SECURITY AGREEMENT.
(a)    The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)New Definitions. The following definition is added to Section 1.4 in its proper alphabetical order:
““First Amendment Effective Date” means May 1, 2020.
“Qualified Cash A/P Amount” means the amount of Borrower’s accounts payable that have not been paid within ninety days (90) days from the invoice date of the relevant account payable.”
(ii)    Section 7.13. Section 7.13 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“7.13    Financial Covenants.
(a)    Minimum Revenue Amount. Permit revenues (under GAAP) from the sale in the ordinary course of business to third party customers of ILUVIEN by Borrower, on a trailing six (6) month basis, tested at November 30, 2020 (the “Interim Revenue Testing Date”) for the trailing six (6) month period then ended and subsequently tested at the end of each quarter thereafter, to be less than the applicable Minimum Revenue Amount set forth below for such testing date:

Testing Date:	Minimum Revenue Amount:
November 30, 2020	$[***]
December 31, 2020	$[***]
March 31, 2021 and the last day of each quarter thereafter
[***]% of projected revenues in accordance with an annual plan submitted by Borrower to Collateral Agent by January 15th of such year (i.e., January 15, 2021 for the 2021 quarterly covenants), such plan to be approved by Borrower’s board of directors and Collateral Agent in its sole discretion.

(b)    Minimum Liquidity Requirement. Commencing on the First Amendment Effective Date and until the date Collateral Agent receives a Compliance Certificate pursuant to Section 6.2(b) for the period ending on the Interim Revenue Testing Date which Compliance Certificate demonstrates compliance with Section 7.13(a), permit, at all times, the aggregate amount of unrestricted cash and Cash Equivalents, which cash and Cash Equivalents shall be subject to a first priority perfected lien in favor of Collateral Agent for the benefit of Lenders and held in an account that is subject to a Control Agreement as required hereunder, to be less than the sum of (i) Eight Million Five Hundred Thousand Dollars ($8,500,000) plus (ii) the Qualified Cash A/P Amount.”
(iii)    Compliance Certificate. Exhibit D of the Loan and Security Agreement, the form of Compliance Certificate, is hereby amended and restated in its entirety with Annex A attached hereto.
(b)    References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
1.    CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the conditions specified below:
(a)    This Amendment. Collateral Agent shall have received one or more counterparts of this Amendment, duly executed, completed and delivered by Collateral Agent, each Lender and Borrower;
(b)    Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 9, and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement;
(c)    Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)The representations and warranties contained in Section 4 of this Amendment shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)There exist no Default or Events of Default; and
(d)    Collateral Agent shall have received all other documents and instruments as Collateral Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Amendment.
2.    REPRESENTATIONS AND WARRANTIES. To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that there has not been and there does not exist a Material Adverse Change; (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Amendment Effective Date is true and correct; (d) Collateral Agent and the Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Collateral Agent and the Lenders pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent and the Lenders; (e) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by Borrower will not (i) conflict with Borrower’s organizational documents, including its Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable material order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its property or assets may be bound or affected, and (iv) constitute an event of default under any material agreement by which Borrower or any of its properties is bound, the termination or noncompliance with which could reasonably be expected to have a Material Adverse Change. For the purposes of this Section, each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
3.    LOAN DOCUMENTS OTHERWISE NOT AFFECTED; REAFFIRMATION; NO NOVATION.
(a)    Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(b)    Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan and Security Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, and with effect from (and including) the date hereof, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the consent expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan and Security Agreement, and (5) agrees that the Loan and Security Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(c)    This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (for the ratable benefit of the Secured Parties) security titles to or other liens on any Collateral for the Obligations.
4.    CONDITIONS. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to date hereof specifying its objection thereto.
5.    RELEASE. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
6.    NO RELIANCE. Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
7.    COSTS AND EXPENSES. Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the date hereof to the extent invoiced on or prior to the date hereof), the out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including reasonable allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof or after such date.
8.    BINDING EFFECT. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
10.    COMPLETE AGREEMENT; AMENDMENTS. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
11.    SEVERABILITY OF PROVISIONS. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
12.    COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Consent. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
13.    LOAN DOCUMENTS. This Amendment and the documents related thereto shall constitute Loan Documents.
14.    ELECTRONIC EXECUTION OF CERTAIN OTHER DOCUMENTS. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:
ALIMERA SCIENCES, INC.
By:  /s/ J. Philip Jones
Name: J. Philip Jones
Title: Chief Financial Officer

[Signature Page to First Amendment to Loan and Security Agreement]

COLLATERAL AGENT AND LENDER:
SOLAR CAPITAL LTD.

By:  /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]

LENDERS:
SUNS SPV LLC

By:  /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV, LLC

By:  /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By:  /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By:  /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By:  /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]

ANNEX A
EXHIBIT D

Compliance Certificate

TO:	SOLAR CAPITAL LTD., as Collateral Agent and Lender
FROM:	ALIMERA SCIENCES, INC.
The undersigned authorized officer (“Officer”) of Alimera Sciences, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of December 31, 2019, by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),
(a)    Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;
(b)    There are no defaults or Events of Default, except as noted below;
(c)    Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
(d)    Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 6.4 of the Loan Agreement;
(e)    No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.
Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements. To the extent any financial statements or SEC Reports required hereunder are included in materials filed with the SEC, they may be delivered electronically and if so delivered, shall be deemed to have been delivered or attached hereto on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 90 days after FYE		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within earlier 30 days of approval or 60 days of FYE), and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	Report detailing the IP	When required		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

Minimum Revenue (period ending _______)	Covenant Level	Actual	Complies
			Yes	No	N/A

Minimum Liquidity Requirement (period ending _______)	(A) Cash or Cash Equivalents held in accounts subject to Control Agreements	(B) Qualified Cash A/P Amount	Complies with Minimum Liquidity Requirement (Is (A) greater than or equal to (B) plus $8,500,000?)
			Yes	No	N/A

Other Matters

1)	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000)?	Yes	No

4)
Have there been any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.
		Yes	No

5)	Has Borrower or any Subsidiary entered into or amended any Material Agreement? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).	Yes	No

6)	Has Borrower provided Collateral Agent with all notices required to be delivered under Sections 6.2(a) and 6.2(b) of the Loan Agreement?	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

ALIMERA SCIENCES, INC.

By:
Name:
Title:

Date:

COLLATERAL AGENT USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No